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                                                                    EXHIBIT 23.1


                  [LOGO OF ARTHUR ANDERSEN LLP APPEARS HERE]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 24, 1999, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-37505 and 333-09205) and Registration Statement on Form S-3 (File No. 333-68351).



                                        /s/ ARTHUR ANDERSEN LLP
                                        -------------------------------
                                        ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
 March 12, 1999